UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2010
Electro-Optical Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51481	13-3986004
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 South Buckhout Street, Suite 1
Irvington, New York	10533
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (914) 591-3783
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events
On March 24, 2010, Electro-Optical Sciences, Inc. issued a press release, a copy of which is attached as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Electro-Optical Sciences, Inc. Press Release, dated March 24, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electro-Optical Sciences, Inc.
Date: March 24, 2010	By:	/s/ Richard I. Steinhart
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Electro-Optical Sciences, Inc. Press Release, dated March 24, 2010